PROJECT PROFILE

Gateway Northeast

Minneapolis, MN



PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is financing the $38.7 million new construction of the Gateway Northeast development in Minneapolis, MN. This will be a five-story, mixed-use, multifamily housing project that will include 8,121 square feet of first floor retail space. The project will consist of 128 total units, of which 60% (77 units) will be designated as affordable.

HIT ROLE

The HIT is purchasing $21 million of Bonds issued by the City of Minneapolis under the Fannie Mae M.TEB program from Dougherty Mortgage, LLC. The complex financial structure included at least eight sources to bring the project together. The HIT requires 100% union labor on all of its construction-related investments.

SOCIAL IMPACT

Like many of the HIT's Twin City projects, Gateway Northeast will be a mixed-income development. The project will have 26 units restricted to households earning 50% or less of the Area Median Income (AMI) and will receive Project-Based Vouchers from the Minneapolis Public Housing Authority. An additional 51 units will be restricted to individuals and families earning 60% or less of the AMI. The project will also meet the Enterprise Green Communities Criteria, as required by the City of Minneapolis.

The project will create 273,760 hours of union construction work and generate $69.9 million in total economic benefits. The project is HIT's 95th project in Minnesota.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $21.0 Million	Total Development Cost $38.7 Million	128 Units of housing , with 60% affordable units	273,760 Hours of Union Construction Work Generated	$10.4 Million Tax revenue generated	$69.9 Million Total economic benefit

**Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.*

"These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out."

— Dan McConnell, Business Manager
Minneapolis Building and Construction Trades Council





ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT's portfolio. Investors should consider the HIT's investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT's prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

1/2020

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 |
www.aflcio-hit.com